UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2005

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway,

Suite 500

Dallas, Texas  75248

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 20, 2005, the local union’s membership of the United Steelworkers of America approved the previously agreed terms of a new 3-year collective bargaining agreement between Lone Star Steel Company, a subsidiary of the registrant, and the United Steelworkers of America.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

	By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date: July 21, 2005